EXHIBIT 32
                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                  By:/s/ Gary C. Loraditch
                                     -------------------------------------------
                                     Name:    Gary C. Loraditch
                                     Title:   President



                                  By:/s/ Bonnie M. Klein
                                     -------------------------------------------
                                     Name:    Bonnie M. Klein
                                     Title:   Vice President and Tresurer

Date: December 29, 2003